EX-23.2

         Consent of Arthur Andersen LLP




                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 10, 1998 included in Palatin Technologies, Inc.'s Form 10-KSB for the year ended June 30, 1998 and to all references to our firm included in this registration statement.



                                                      /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
 July 1, 1999